UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 6, 2018

TRANSBIOTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 N. Tustin Ave., Suite 225 Santa Ana, CA 92705 (Address of principal executive offices) (zip code)

(562) 280-0483 (Registrant’s telephone number, including area code)

___________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

Effective on February 12, 2018 and with the approval of our Board of Directors, we dismissed Anton & Chia, LLP (“Anton”) as our independent registered public accounting firm engaged to audit our financial statements.

Anton audited our financial statements, including our balance sheets as of December 31, 2016, 2015, 2014 and 2013 and our related statements of operations, changes in stockholders’ equity, and statements of cash flows for the period from December 31, 2013 through December 31, 2016. The audit report of Anton on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but the reports of Anton, for the Audit Period contained an emphasis of a matter paragraph which indicated conditions existed which raised substantial doubt about our ability to continue as a going concern.

During the fiscal years ended December 31, 2016, 2015, 2014 and 2013 and through Anton’s dismissal on February 12, 2018, there were (1) no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton, would have caused Anton to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Anton with a copy of this disclosure on February 9, 2018, providing Anton with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. We have not received a copy of Anton’s letter to the SEC as of this filing, but we will file an amendment to this Form 8-K attaching such letter as an exhibit when we receive it.

Engagement of New Independent Registered Public Accounting Firm

Since we dismissed Anton & Chia, LLP as our independent auditor, the Board of Directors appointed Benjamin & Young, LLP (“Benjamin”) as our independent auditor, effective February 6, 2018.

During the year ended December 31, 2017 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Benjamin with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Benjamin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

None.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransBiotec, Inc. a Delaware corporation

Dated: February 12, 2018	By:	/s/ Charles Bennington
	Name:	Charles Bennington
	Its:	President

3